SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 30, 1999
                                                      --------------------

                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                      1-1861                     13-2994534
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      (State or other             (Commission              (IRS Employer
      jurisdiction of             File Number)             Identification No.)
      incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code     (212) 536-1390
                                                       ---------------------


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          (Former name or former address, if changed since last report)


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Item 5.     Other Events.
            -----------------

      See the attached press release, which is incorporated herein by reference, regarding the declaration of a dividend for the quarter ending June 30, 1999 of $.10 per share, payable on August 31, 1999 to holders of record at the close of business on August 11, 1999, filed as Exhibit 99.1.


































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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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      (c)  Exhibits.

           99.1 Press Release, dated July 30, 1999, Regarding Declaration of a Dividend for the Quarter Ending June 30, 1999.

































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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          THE CIT GROUP, INC.

                                          -------------------------------
                                          (Registrant)


                                          By: /s/ JOSEPH M. LEONE

                                          --------------------------------
                                          Joseph M. Leone
                                          Executive Vice President and
                                          Chief Financial Officer

Dated:  August 5, 1999

























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



                                                            Exhibit 99.1
[The CIT Group, Inc. Logo]


                                          Contact:    Michael J. McGowan
                                                      Vice President
                                                      Corporate Communications
                                                      (973) 535-3506
                                                      mmcgowan@citgroup.com


FROM:      THE CIT GROUP, INC.
           1211 AVENUE OF THE AMERICAS
           NEW YORK, NY  10036

FOR IMMEDIATE RELEASE
---------------------

           THE CIT GROUP, INC. DECLARES REGULAR QUARTERLY DIVIDEND
           -------------------------------------------------------

      NEW YORK, NEW YORK, July 30, 1999 --- The Board of Directors of The CIT Group, Inc. (NYSE:CIT) declared a regular quarterly cash dividend of $.10 per common share for shareholders of record on August 11, 1999. The cash dividend is payable on August 31, 1999.

      The CIT Group, Inc. (www.citgroup.com) is one of the nation's largest commercial and consumer financing companies. Founded in 1908, the Company provides diversified financing products and services to a broad range of customers through strategically focused business units.